Exhibit 99.3

AUDITED FINANCIAL STATEMENTS AND SUPPLEMENTAL
SCHEDULES

The Geon Retirement Savings Plan

December 31, 2000 and 1999 and the Year Ended December 31, 2000

with Report of Independent Auditors

The Geon Retirement Savings Plan

Audited Financial Statements and Supplemental Schedules

December 31, 2000 and 1999, and the

Year Ended December 31, 2000

Report of Independent Auditors

PolyOne Corporation

Savings Program Administration Committee

We have audited the accompanying statements of net assets available for benefits of The Geon Retirement Savings Plan as of December 31, 2000 and 1999, and the related statement of changes in net assets available for benefits for the year ended December 31, 2000. These financial statements are the responsibility of the Plan’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of The Geon Retirement Savings Plan at December 31, 2000 and 1999, and the changes in its net assets available for benefits for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.

Our audits were performed for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying supplemental schedules of assets (held at end of year) as of December 31, 2000 and reportable transactions for the year then ended, are presented for purposes of additional analysis and are not a required part of the financial statements but are supplementary information required by the Department of Labor’s Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. These supplemental schedules are the responsibility of the Plan’s management. The supplemental schedules have been subjected to the auditing procedures applied in our audits of the financial statements and, in our opinion, are fairly stated in all material respects in relation to the financial statements taken as a whole.

/s/ Ernst & Young LLP

Cleveland, Ohio

June 22, 2001

The Geon Retirement Savings Plan

Statements of Net Assets Available for Benefits

	December 31

	2000	1999

Assets
Investments, at fair value	$155,269,848	$212,646,052

Receivables:
Employer contributions	653,181	–
Participant contributions	248,630	–
Dividends and interest	272,828	331,663
Other	156,269	513,614

Total receivables	1,330,908	845,277

Total assets	156,600,756	213,491,329

Liabilities
Other payables	223,966	27,429

Net assets available for benefits	$156,376,790	$213,463,900

See accompanying notes.

The Geon Retirement Savings Plan

Statement of Changes in Net Assets Available for Benefits

For the Year Ended December 31, 2000

Additions
Interest and other income	$2,381,778
Dividends	2,619,622

5,001,400

Contributions:
Participant	7,259,417
Employer	5,588,424

12,847,841

Total additions	17,849,241

Deductions

Withdrawals and distributions:
Cash	10,454,939
Common stock	519,251

10,974,190
Transfer to other plan	3,246,783
Net depreciation in fair value of investments	60,715,378

Total deductions	74,936,351

Net decrease	(57,087,110)

Net assets available for benefits:
Beginning of year	213,463,900

End of year	$156,376,790

See accompanying notes.

The Geon Retirement Savings Plan

Notes to Financial Statements

December 31, 2000 and 1999 and

Year Ended December 31, 2000

A. Description of the Plan

The following description of The Geon Retirement Savings Plan (the “Plan”) provides only general information. Participants should refer to the plan document for a more complete description of the Plan’s provisions.

General

The Plan is sponsored by PolyOne Corporation (the “Company”). The Company was formed by the consolidation of The Geon Company and M. A. Hanna Company on August 31, 2000. In connection with the consolidation, each outstanding share of common stock of The Geon Company was converted into two common shares of the Company.

The Plan is a defined contribution plan covering substantially all domestic salaried and hourly employees of the former The Geon Company excluding former O’Sullivan employees. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”).

Effective October 1, 1999, former employees of The Geon Company who became employees of OxyVinyls, LP became eligible to transfer their account balances in the Plan to the OxyVinyls, LP Savings Plan (“OxyVinyls Plan”). Amounts transferred to the OxyVinyls Plan from the Plan during 2000 were $3,246,783.

Contributions

Each employee who elects to become a participant in the Plan authorizes a bi-weekly payroll deduction from one to sixteen percent of eligible earnings. The Savings Program Administration Committee has the authority at its discretion to reduce the employees’ bi-weekly contribution percentage in order to maintain the tax qualified status of the Plan.

The Plan offers participants the choice of two savings options: an after savings option and a pre-tax savings option. Participants may elect to participate in either or both of the savings options. Under both savings options, participants may direct that contributions be invested in any eligible funds offered by the Plan. Participants may change their investment options daily.

The Geon Retirement Savings Plan

Notes to Financial Statements (continued)

A. Description of the Plan (continued)

Company Contributions are limited, based on a Participant’s aggregate After-Tax and Pre-Tax Contributions with respect to a payroll period, up to a maximum of 6% of the Participant’s earnings for the period. Through June 30, 2000, the Company contributed 50 cents for each $1 directed to funds other than the Company stock fund and $1 for each $1 directed to the Company Stock Fund. Effective July 1, 2000, the employer contribution rate is $1 for $1 regardless of investment election.

Effective January 1, 2000, the Company will make a retirement contribution for those participants who are not eligible to participate in either the Geon Pension Plan on the Geon Wage Employees Pension Plan equal to 2% of eligible earnings.

The Company, at its discretion, may make additional contributions to the Plan which would be allocated to each eligible participant’s account based upon the participant’s annual compensation. Employer contributions are invested only in the PolyOne Stock Fund, which invests primarily in common stock of the Company. Once a participant attains age 55, or terminates employment with the Company, the participant can transfer account balances related to employer contributions to eligible investment options.

The Plan provides for the acceptance of rollover contributions from other plans qualified under the Internal Revenue Code (the “Code”). Rollover contributions can be made only in cash to the Plan’s tax-deferred savings option.

Participant Loans

Participants may borrow from employee contributions and related earnings in their fund accounts. Participants may borrow a minimum of $1,000 up to an amount equal to the lesser of one half of the total vested account balance, or $50,000 reduced by the greater of (i) the highest outstanding loan balance in the last 12 months, or (ii) the outstanding balance of loans from the Plan on the date such loan is made. The interest rate on each loan is a fixed rate based on the trustee’s prime rate. Payments on loans are made through payroll deductions and must be repaid within 5 years (personal loans) or 5-15 years (primary residence loans).

Vesting

Participant contributions and Company matching and discretionary contributions are fully vested immediately. Company retirement contributions are vested after three years of service.

The Geon Retirement Savings Plan

Notes to Financial Statements (continued)

A. Description of the Plan (continued)

Payment of Benefits

Upon retirement or separation from service participants may withdraw from the Plan. Active employees of the Company are entitled to receive the value of their Company matching contributions and discretionary Company contributions made prior to January 1, 1995, and earnings thereon upon reaching age 55. Employee pre-tax contributions and discretionary Company contributions made subsequent to December 31, 1994 and earnings thereon may not be withdrawn until the participant reaches age 59 1/2, unless under hardship. Employee after-tax contributions may be withdrawn at the discretion of the participant. Distributions are made in payments of cash or common stock.

Plan Termination

Although it has not expressed any intent to do so, the Company has the right under the Plan to discontinue its contributions at any time and to terminate the Plan subject to the provisions of ERISA. In the event of termination of the Plan, the net assets of the Plan will be distributed to the participants based on the respective value of their accounts.

Accounting and Administrative Fees

All significant accounting and administrative fees are paid by the Company. Trust and custody fees are paid by the Plan.

B.  Significant Accounting Policies

The Plan’s financial statements are reported on the accrual basis of accounting.

Investments are stated at fair value. Investments in common stock are valued at the last reported sales price of the common stock on the last business day of the plan year. The shares of registered investment companies are valued at quoted market prices that represent the net asset values of shares held by the Plan at year-end. Investments in common trust funds investing primarily in equities are valued based on the redemption price of units owned by the Plan, which is based on the current market values of the underlying assets of the fund. The investment in common trust funds investing primarily in insurance contracts, is valued at contract value, plus income received thereon, less distributions and administrative expense payments. Investments in common trust funds investing in short-term fixed income obligations have a fair value approximating cost. The participant loans are valued at their outstanding balances, which approximate fair value.

The Geon Retirement Savings Plan

Notes to Financial Statements (continued)

B. Significant Accounting Policies (continued)

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

C. Investments

During the year ended December 31, 2000, the Plan’s investments (including investments purchased, sold, as well as held during the year) depreciated in fair value as follows:

Net
Depreciation in
Fair Value of
Investments

Common stocks	$(49,285,304)
Common trust funds	(4,279,157)
Shares of registered investment companies	(1,399,732)
Brokerage account	(5,751,185)

$(60,715,378)

The Brokerage account consists of self-directed participant investments. At December 31, 2000, the account was comprised of shares of registered investment companies: 52%, common stock: 47%, and other: 1%

The fair value of individual investments that represent 5% or more of the fair value of the Plan’s net assets are as follows:

	December 31
	2000	1999

PolyOne Corporation Common Stock*	$35,867,069

The Geon Company Common Stock*		$73,887,028

State Street Bank Selection Fund	33,774,107	42,477,531

State Street Bank Flagship S&P 500 Index Fund	43,368,143	55,172,858

The BFGoodrich Company Common Stock	9,529,995

      * Nonparticipant-directed

The Geon Retirement Savings Plan

Notes to Financial Statements (continued)

D. Nonparticipant-Directed Investments

The PolyOne Stock fund contains participant account balances that are both participant-directed and nonparticipant-directed. Because the fund contains balances that are nonparticipant-directed, the entire fund is considered nonparticipant-directed for disclosure purposes.

Information about the net assets and the significant components of changes in net assets related to the nonparticipant-directed investments is as follows:

	December 31
	2000	1999

Net assets:

Assets:

Investments, at fair value:
PolyOne Corporation Common Stock	$35,867,069
The Geon Company Common Stock		$73,887,028
State Street Bank Short-Term Investment Fund	910,061	795,593

Total investments	36,777,130	74,682,621

Receivables:
Dividends and interest	4,586	6,561
Transfers from other funds	91,725	103,848
Other		211,847

Total receivables	96,311	322,256

Total assets	36,873,441	75,004,877

Liabilities:
Transfers payable to other funds		45,880
Other payables	187,457

Total liabilities	187,457	45,880

Net assets	$36,685,984	$74,958,997

The Geon Retirement Savings Plan

Notes to Financial Statements (continued)

D. Nonparticipant-Directed Investments (continued)

Changes in net assets:

Additions:

Investment income:
Dividends	$1,339,894
Interest income	65,640

1,405,534

Contributions:
Participants	4,158,539
Employer	4,935,243

9,093,782
Net transfers from participant-directed investments	4,751,107

Total additions	15,250,423

Deductions:

Withdrawals and distributions:
Cash	1,194,733
Common stock	354,756

Total deductions	1,549,489
Net depreciation in fair value of investments	(51,973,947)

$38,273,013

E. Income Tax Status

The Plan has received a determination letter from the Internal Revenue Service dated May 29, 1996, stating that the Plan is qualified under Section 401(a) of the Code and, therefore, the related trust is exempt from taxation. Once qualified, the Plan is required to operate in conformity with the Code to maintain its qualification. The Plan Sponsor believes the Plan is being operated in compliance with the applicable requirements of the Code and, therefore, believes that the Plan is qualified and the related trust is tax exempt.

The Geon Retirement Savings Plan

EIN: 34-1730488 Plan No.: 001

Schedule H, Line 4(i)—Schedule of Assets

(Held at End of Year)

December 31, 2000

	Description of Investment
	Including Maturity Date,
Identity of Issue, Borrower,	Rate of Interest, Par or		Current
Lessor or Similar Party	Maturity Value	Cost**	Value

Common Stocks
PolyOne Corporation*	6,105,033 shares	$68,631,388	$35,867,069
The BFGoodrich Company	261,993 shares		9,529,995
Occidental Petroleum Corporation*	78,506 shares		1,903,721
ADC Telecommunications Inc.	200 shares		3,625
AK Steel Holding Corp.	400 shares		3,500
AMBI Inc.	800 shares		600
AT & T Corp.	3,721 shares		64,187
AT & T Corp AT&T Wireless Grp.	302 shares		5,229
Abbott Laboratories	1,000 shares		48,438
Abgenix Inc.	741 shares		43,766
Adams Golf Inc.	400 shares		162
Adaptec Inc.	50 shares		512
Administaff Inc.	342 shares		9,302
Agilent Tech Inc.	526 shares		28,798
Agile Software Corp. Del	60 shares		2,962
Airnet Commun. Corp.	50 shares		337
Airtran Hldgs Inc.	1,000 shares		7,250
Alcoa Inc.	1,300 shares		43,550
Alcatel Alshom Sponsored	325 shares		18,180
Alliance Semiconductor	100 shares		1,311
Altair Intl Inc.	1,000 shares		1,500
Altera Corp.	300 shares		7,894
Amazon.Com Inc.	790 shares		12,295
America Online Inc.	4,668 shares		162,446
American Express Co.	400 shares		21,975
American Home Products Corp.	130 shares		8,261
Amgen Inc.	795 shares		50,831
Ampco Pittsburgh Corp.	100 shares		1,200
Amphenol Corp. Cl A	200 shares		7,838

The Geon Retirement Savings Plan

EIN: 34-1730488 Plan No.: 001

Schedule H, Line 4(i)—Schedule of Assets

(Held at End of Year) (continued)

	Description of Investment
	Including Maturity Date,
Identity of Issue, Borrower,	Rate of Interest, Par or		Current
Lessor or Similar Party	Maturity Value	Cost**	Value

Common Stocks (continued)
Analog Devices Inc.	235 shares		12,029
Apex Silver Mines Limited	100 shares		837
Apple Computer Inc.	200 shares		2,975
Apria Healthcare Group Inc.	100 shares		2,975
Applera Corp. Com	180 shares		6,502
Applied Digital Solutions Inc.	750 shares		516
Applied Materials Inc.	734 shares		28,030
Applied Micro Circuits Corp.	200 shares		15,009
Applied Science and Technology	1,000 shares		12,000
Archer Daniels Midland	105 shares		1,575
Ariba Inc.	250 shares		13,406
Armstrong Hldgs. Inc.	4,600 shares		9,490
Aronex Pharm. Inc.	350 shares		1,553
Arvinmeritor Inc.	33 shares		375
Asia Tigers Fd. Inc.	300 shares		2,006
Aspect Comm. Co.	100 shares		805
Aspen Technology Inc.	262 shares		8,711
Asyst Technologies Inc.	100 shares		1,344
Atmel Corp.	6,850 shares		79,631
Audible Inc	200 shares		88
Avanex Corp.	25 shares		1,489
Avant Immunotherapeutics 1	340 shares		2,337
Avaya Inc.	673 shares		6,941
Aventis Spons ADR	240 shares		20,220
Aviron	200 shares		13,363
Axys Pharmaceuticals Inc	200 shares		1,125
BMC Software Inc	590 shares		8,260
Ballard Pwr. Sys. Inc.	100 shares		6,316
Bally Total Fitness Holdings	25 shares		847

The Geon Retirement Savings Plan

EIN: 34-1730488 Plan No.: 001

Schedule H, Line 4(i)—Schedule of Assets

(Held at End of Year) (continued)

	Description of Investment
	Including Maturity Date,
Identity of Issue, Borrower,	Rate of Interest, Par or		Current
Lessor or Similar Party	Maturity Value	Cost**	Value

Common Stocks (continued)
Bank One Corp.	150 shares		5,494
Barnes and Noble Inc.	400 shares		10,600
Bea Systems Inc.	62 shares		4,173
Bell South Corp	100 shares		4,094
Berkshire Hathaway Inc.	5 shares		11,770
Best Buy Inc	25 shares		739
Bethlehem Steel Corp.	400 shares		700
Bio Technology Gen Corp.	200 shares		1,413
Biogen Inc.	260 shares		15,616
Boeing Co.	135 shares		8,910
Books-A-Million Inc.	200 shares		275
Boston Scientific	550 shares		7,528
Bristol Myers Squibb	535 shares		39,557
Broadvision Inc.	325 shares		3,839
Brooktrout Tech Inc.	1,000 shares		9,469
Burlinton Northern Santa	100 shares		2,831
Business Objects S A Adr	10 shares		566
Butler MFG Co.	100 shares		2,531
CMG Information Svcs Inc.	65 shares		364
CML Group Inc.	100 shares		–
CNET Networks Inc.	59 shares		944
Cable & Wireless PLC	300 shares		11,962
Caledonia Mining	2,000 shares		58
Calgon Carbon Corp.	600 shares		3,413
California Amplifer	3,100 shares		28,675
Callaway Golf Co.	500 shares		9,312
Cambridge Neuroscience Res.	200 shares		269
Canadian National Ry. Co.	300 shares		8,906
Capital One Financial Corp.	100 shares		6,581

The Geon Retirement Savings Plan

EIN: 34-1730488 Plan No.: 001

Schedule H, Line 4(i)—Schedule of Assets

(Held at End of Year) (continued)

	Description of Investment
	Including Maturity Date,
Identity of Issue, Borrower,	Rate of Interest, Par or		Current
Lessor or Similar Party	Maturity Value	Cost**	Value

Common Stocks (continued)
Carnival Grp. Cl A	300 shares		9,244
Cascade Nat. Gas Corp.	100 shares		1,881
Caseys Gen Stores	400 shares		5,975
Catalytica Energy Systems 1	16 shares		276
Caterpillar Inc.	946 shares		44,758
Cell Pathways Inc	4,498 shares		21,365
Cendant Corp.	1,250 shares		12,031
Centennial Cellular Corp. Cl	81 shares		1,519
Central VT Pub. Svc. Corp.	100 shares		1,219
Centura Software Crp.	800 shares		625
Century Casinos Inc.	5,000 shares		8,440
Charter One Financial Inc.	231 shares		6,670
Chase Manhattan Corp.	750 shares		34,078
Check Point Software Tech	22 shares		2,938
Chevron Corp.	260 shares		21,954
Childrobics Inc.	100 shares		1
Ciber Inc.	2,150 shares		10,481
Ciena Corp.	100 shares		8,125
Cirrus Logic Inc.	400 shares		7,500
Cisco Systems Inc.	9,236 shares		353,277
Citigroup Inc.	696 shares		35,540
Clayton Homes Inc	500 shares		5,750
Clearworks.Net Inc.	23 shares		30
Cleveland Cliffs Inc.	400 shares		8,625
Click Commerce Inc.	413 shares		8,621
Clorox Co.	200 shares		7,100
Coachmen Inds Inc.	2,900 shares		30,450
Coastal Corp.	200 shares		17,663
Coca Cola Co.	670 shares		40,828

The Geon Retirement Savings Plan

EIN: 34-1730488 Plan No.: 001

Schedule H, Line 4(i)—Schedule of Assets

(Held at End of Year) (continued)

	Description of Investment
	Including Maturity Date,
Identity of Issue, Borrower,	Rate of Interest, Par or		Current
Lessor or Similar Party	Maturity Value	Cost**	Value

Common Stocks (continued)
Coca Cola Enterprises Inc.	589 shares		11,191
Colorado Medtech inc	500 shares		1,594
Comcast Corp-Cl A Voting	100 shares		4,131
Comcast Corp-Al A Non Voting	100 shares		4,175
Comdisco Inc.	300 shares		3,431
Communications Intelligence	3,400 shares		3,505
Compaq Computer Co.	4,847 shares		72,947
Computer Sciences Corp.	100 shares		6,012
Compuware Corp.	686 shares		4,287
Comverse Tech Inc.com	250 shares		27,156
Conagra Inc.	100 shares		2,600
Concure Technologies, Inc.	100 shares		111
Conductus Inc.	100 shares		525
Conexant Sys. Inc.	684 shares		10,516
Connectics Corp.	285 shares		1,300
Consolidated Products Inc.	200 shares		1,375
Cooper Mountain Networks	100 shares		591
Corel Corp. Frmly Corel System	2,600 shares		4,144
Corning Inc.	2,825 shares		149,197
Countrywide Credit Ind. Inc.	100 shares		5,025
Crompton Corp.	29 shares		304
Cummins Engine Co. Inc.	100 shares		3,794
Cuseeme Networks Inc.	1,000 shares		1,000
Cymer Inc.	200 shares		5,147
Daimlerchrysler AG	100 shares		4,120
Danka Business Systems	400 shares		138
Deere & Company	100 shares		4,581
Del Monte Foods Co.	100 shares		725
Dell Computer Corp.	5,836 shares		101,768

The Geon Retirement Savings Plan

EIN: 34-1730488 Plan No.: 001

Schedule H, Line 4(i)—Schedule of Assets

(Held at End of Year) (continued)

	Description of Investment
	Including Maturity Date,
Identity of Issue, Borrower,	Rate of Interest, Par or		Current
Lessor or Similar Party	Maturity Value	Cost**	Value

Common Stocks (continued)
Delphi Automotive Systems	1,590 shares		17,887
Digital Courier Tech. Inc.	500 shares		187
Digital Generation Systems	100 shares		212
Disney Walt Co. Del (Holding)	1,528 shares		44,217
Disney Walt Co. Go.com	172 shares		742
Dominion Res Inc VA N	100 shares		6,700
Dover Downs Entertainment Inc.	150 shares		1,678
Drugstore.com Inc.	500 shares		453
DSL.Net Inc.	3,500 shares		1,858
Du Pont E I De Nemours & Co.	306 shares		14,784
EGL Inc.	150 shares		3,591
EMC Corp. Mass NFSC	950 shares		63,175
Ensco International Inc.	100 shares		3,406
E.Spire Communications	500 shares		250
E-Stamp Corp.	100 shares		19
E TradeGroup	4,953 shares		36,528
Earthlink Inc.	637 shares		3,205
Eastman Kodak Co	204 shares		8,033
Eaton Corp.	100 shares		7,519
Ebay, Inc.	200 shares		6,600
Elhelon Corp.	300 shares		4,819
ECO Soil Sys	1,000 shares		813
Egghead Com. Inc. New	28 shares		17
Elan Corp. Plc. Adr	67 shares		3,137
Electric Fuel Corp.	300 shares		1,406
Electronic Data Sys. Corp.	200 shares		11,550
Elot Inc.	637 shares		318
Emachines Inc. Com.	223 shares		84
Enchira Biotechnology Corp.	2,350 shares		12,852

The Geon Retirement Savings Plan

EIN: 34-1730488 Plan No.: 001

Schedule H, Line 4(i)—Schedule of Assets

(Held at End of Year) (continued)

	Description of Investment
	Including Maturity Date,
Identity of Issue, Borrower,	Rate of Interest, Par or		Current
Lessor or Similar Party	Maturity Value	Cost**	Value

Common Stocks (continued)
Enlighten Software Solution	250 shares		31
Enron Corp. Oregon	400 shares		33,250
Entegris Inc.	500 shares		3,742
Ericsson L M Tel Co. ADR Cl B	3,533 shares		39,527
Espirito Santo Finl Hldgs. SA	500 shares		8,875
Exxon Mobil Corp.	474 shares		41,209
Fedex Corp.	16 shares		639
First Union Corp.	58 shares		1,613
Firstar Corp	209 shares		4,859
Five Star Products Inc.	125 shares		14
Flextronics Intl. Inc.	200 shares		5,700
Fogdog Inc.	400 shares		212
Ford Motor Co. Del Com	5,132 shares		120,283
Fortune Brands Inc.	90 shares		2,700
Foster Wheeler Corp.	200 shares		1,050
Foundry Networks Inc.	150 shares		2,250
Frontline Communications Co.	1,000 shares		188
Fulton Finl. Corp. PA	141 shares		3,252
GP Strategies Corp.	1,000 shares		4,313
Gap Inc. Del	1,975 shares		50,362
Gateway Inc.	263 shares		4,731
Genelabs Techs Inc.	2,000 shares		8,188
General Electric Co.	6,566 shares		314,761
General Motors Corp. NFSC 1	603 shares		30,716
General Motors Corp. CL H	378 shares		8,694
Genesee Direct Inc.	300 shares		–
Gentiva Health Svcs. Inc.	50 shares		669
Genuity Inc. Cl A	200 shares		1,013
Genzyme Corp. General Division	80 shares		7,195

The Geon Retirement Savings Plan

EIN: 34-1730488 Plan No.: 001

Schedule H, Line 4(i)—Schedule of Assets

(Held at End of Year) (continued)

	Description of Investment
	Including Maturity Date,
Identity of Issue, Borrower,	Rate of Interest, Par or		Current
Lessor or Similar Party	Maturity Value	Cost**	Value

Common Stocks (continued)
Gillette Co.	200 shares		7,225
Gliatech Inc.	100 shares		406
Global Crossing Ltd.	400 shares		5,725
Global Marine Inc.com	900 shares		25,537
Global Telesystems Group 1	1,290 shares		1,049
Golden Triangle Industries	800 shares		–
Goodrich B F Co.	3,190 shares		116,036
Goodyear Tire & Rubber	450 shares		10,345
Gucci Group	31 shares		2,743
Halliburton Co. Holding Co. F	200 shares		7,250
Harley Davidson Inc.	322 shares		12,799
Harrah’s Entertainment Inc.	700 shares		18,462
Helmerich & Payne	600 shares		26,325
Hershey Foods Corp.	400 shares		25,750
Hewlett-Packard Corp.	300 shares		9,469
HI/ FN Inc	40 shares		1,100
Hibernia Corp. Cl A	200 shares		2,550
Hilton Hotels Corp.	100 shares		1,050
Hispanic Broadcasting Corp.	100 shares		2,550
Holly Holdings Inc.	17 shares		–
Home Depot Inc.	3,554 shares		162,375
Honeywell Intl. Inc.	350 shares		16,560
Hubbell Inc. Cl B	100 shares		2,650
Huffy Corp.	100 shares		650
Hutchinson Tech Inc.	200 shares		2,750
HVIDE Marine Inc. Cl A	800 shares		–
I-Link Inc.	12,566 shares		9,814
IXIA Corp.	50 shares		1,144
Identix Inc.	333 shares		2,614

The Geon Retirement Savings Plan

EIN: 34-1730488 Plan No.: 001

Schedule H, Line 4(i)—Schedule of Assets

(Held at End of Year) (continued)

	Description of Investment
	Including Maturity Date,
Identity of Issue, Borrower,	Rate of Interest, Par or		Current
Lessor or Similar Party	Maturity Value	Cost**	Value

Common Stocks (continued)
Image Entmt. Inc.com	1,000 shares		3,250
Imation Corp.	10 shares		155
Imclone Sys Inc.	216 shares		9,504
Imatron Inc.	2,100 shares		2,887
Inacom Corp.com	200 shares		–
Independent Energy Hldgs.	6,200 shares		–
Infodata Sys. Inc.com.	1,000 shares		750
Information Architects Corp.	1,100 shares		1,994
Infospace Com. Inc.	100 shares		884
Infinite Group Inc.	500 shares		867
Inhale Therapeutic Sys	73 shares		3,686
Inktomi Corp.	600 shares		10,725
Intel Corp.	11,378 shares		342,057
Inter Tel Inc.	500 shares		3,844
Interdigital Comm. Corp.	2,600 shares		14,056
Intl. Business Machine	965 shares		82,025
Intl. Flavors & Fragrances In.	100 shares		2,031
Intl. Paper Co.	220 shares		8,979
Internet Amer. Inc.	100 shares		62
Internet Cap Group Inc.	100 shares		328
Interpool Inc.	500 shares		8,531
Invacare Corp.	2,250 shares		77,063
Intrusion.Com Inc.	700 shares		3,325
Iomega Corp.	350 shares		1,172
Ion Networks Inc.	200 shares		75
Iridium World Comm. Inc.	300 shares		91
Irvine Sensors	40,245 shares		49,059
Isolyser Inc.	546 shares		546
12 Tech Inc.	432 shares		23,490

The Geon Retirement Savings Plan

EIN: 34-1730488 Plan No.: 001

Schedule H, Line 4(i)—Schedule of Assets

(Held at End of Year) (continued)

	Description of Investment
	Including Maturity Date,
Identity of Issue, Borrower,	Rate of Interest, Par or		Current
Lessor or Similar Party	Maturity Value	Cost**	Value

Common Stocks (continued)
Ivax Corp.	600 shares		22,980
IXYS Corp.	100 shares		1,462
J A B International	8 shares		–
JDS Uniphase Corp.	1,608 shares		67,034
JAKKS Pacific Inc.	400 shares		3,650
Johnson & Johnson	289 shares		30,363
Johnson Ctls Inc.	100 shares		5,200
Juniper Networks Inc.	100 shares		12,606
K Mart Corp.	1,000 shares		5,313
Keithley Instruments Inc.	383 shares		16,493
Kellogg Company	140 shares		3,675
Kement Corp.	170 shares		2,571
Kendle Intl. Inc.	400 shares		3,975
Keyspan Energy Corp.	44 shares		1,864
Knight Trading Group Inc.	300 shares		4,181
Kopin Corp.	430 shares		4,757
Kroger Co.	974 shares		26,359
LTV Corp.	2,800 shares		963
LSI Logic Corp.	1,100 shares		18,799
Laboratory Corp. Amer. Hldg.	17 shares		2,992
Lafarge Corp.	1,600 shares		37,800
Landry’s Seafood Restaurant	500 shares		4,969
Lasersight Inc.	400 shares		500
Laservision Centers Inc.	74 shares		120
Learn2.com Inc.	500 shares		203
Legato Systems Inc.	40 shares		298
Lennox Intl. Inc.	500 shares		3,875
Level 3 Communications Inc	5,150 shares		168,986
Lexicon Genetics Inc.	100 shares		1,662

The Geon Retirement Savings Plan

EIN: 34-1730488 Plan No.: 001

Schedule H, Line 4(i)—Schedule of Assets

(Held at End of Year) (continued)

	Description of Investment
	Including Maturity Date,
Identity of Issue, Borrower,	Rate of Interest, Par or		Current
Lessor or Similar Party	Maturity Value	Cost**	Value

Common Stocks (continued)
Ligand Pharmaceutl Inc. Cl B	200 shares		2,800
Lindsay Mfg. Co.	600 shares		13,575
Littlefuse Inc.	100 shares		2,862
Lockheed Martin Corp.	40 shares		1,358
Loews Cineplex Entertainment	2,400 shares		526
Loudeye Tech Inc.com.	25 shares		30
Louisiana Pacific	100 shares		1,012
Lowes Companies	750 shares		33,375
Lucent Tech. Inc.	10,678 shares		144,153
Lumenon Innovative Lightwa	550 shares		2,802
Lumisys Inc.	200 shares		813
Lyondell Petrochem Co.	1,500 shares		22,970
MFN Finl Corp. Com.	14 shares		58
MGM Grand Inc.	200 shares		5,638
MRV Communications	50 shares		669
Marconi Plc Sponsor Adr	200 shares		4,113
Marketwatch.Com Inc.	300 shares		900
Marketing Services Grp. Inc.	100 shares		119
Marshall & Ilsley Corp.	100 shares		5,083
Martin Marietta Matls. Inc.	300 shares		12,690
Marvel Enterprises Inc.	1,875 shares		2,696
Mattel Inc.	300 shares		4,332
Maxtor Corp. New	550 shares		3,077
Mayors Jewelers Inc. De.	2,000 shares		5,750
Maytag Corp.	100 shares		3,231
McDonalds Corp.	470 shares		15,980
McKesson HBOC Inc.	200 shares		7,178
McLeod Inc.	300 shares		4,237
Media 100 Inc.	26 shares		67

The Geon Retirement Savings Plan

EIN: 34-1730488 Plan No.: 001

Schedule H, Line 4(i)—Schedule of Assets

(Held at End of Year) (continued)

	Description of Investment
	Including Maturity Date,
Identity of Issue, Borrower,	Rate of Interest, Par or		Current
Lessor or Similar Party	Maturity Value	Cost**	Value

Common Stocks (continued)
Mediabay Inc.	3,000 shares		4,875
Medtronic Inc.	20 shares		1,207
Merck & Co. Inc.	581 shares		54,396
Mercury Computer Systems	100 shares		4,644
Merix Corp.	50 shares		669
Metlife Inc.com.	100 shares		3,500
Metrocall Inc.	1,995 shares		936
Metromedia Fiber Network	800 shares		8,100
Michaels Stores	200 shares		5,300
Micrel Incorporated	260 shares		8,759
Microsoft Corp.	5,207 shares		225,854
Microstrategy Inc.	160 shares		1,520
Midway Airlines Corp.	35 shares		98
Millenia Inc. New	30 shares		33
Minnesota Mng. & Mfg.	211 shares		25,425
MIPS Technologies Inc. Cl B	124 shares		3,160
Momentum Business Application	20 shares		211
Monterey Pasta Co.	300 shares		1,425
Morgan J.P. & Co. Inc.	88 shares		14,564
Motorola Inc.	5,046 shares		102,181
Mylan Labs. Inc.	100 shares		2,519
NCI Bldg. Sys. Inc.	3,000 shares		56,440
Neomagic Corp.	300 shares		891
Netergy Netowrks Inc.	200 shares		375
Network Appliance Corp.	120 shares		7,703
Netzero Inc.	100 shares		87
Netzee Inc. com.	100 shares		37
New Era of Networkds Inc.	130 shares		764
Newport Corp.	12 shares		943

The Geon Retirement Savings Plan

EIN: 34-1730488 Plan No.: 001

Schedule H, Line 4(i)—Schedule of Assets

(Held at End of Year) (continued)

	Description of Investment
	Including Maturity Date,
Identity of Issue, Borrower,	Rate of Interest, Par or		Current
Lessor or Similar Party	Maturity Value	Cost**	Value

Common Stocks (continued)
News Corp. Ltd Adr	100 shares		3,225
Newsedge Corp.	216 shares		196
Nokia Corp ADR	1,960 shares		85,260
Nordson Corp.	108 shares		2,754
Norfolk Southern Corp.	100 shares		1,331
Nortel Networks Corp.	1,000 shares		32,063
Northeast Utilities NFSC	100 shares		2,425
Northwestern Steel & Wire Co.	200 shares		13
Nucor Corp.	100 shares		3,969
O2Micro Intl. Ltd Shs.	150 shares		1,125
Oak Technology Inc.	100 shares		869
Occidental Petroleum Corp.	1,100 shares		26,675
Ocean Energy Inc. Tex	230 shares		3,996
Officemax Inc.	3,500 shares		10,062
Olin Corp. New	1,200 shares		26,550
Omni Doors Inc.	300 shares		57
Omnisky Corp. Com.	570 shares		4,738
Ontrack Data Intl.	190 shares		1,271
Opentv Corp Cl A	940 shares		9,752
Oracle Corporation	9,051 shares		263,049
Organogenesis Inc.	100 shares		899
Organic Inc.	200 shares		163
Oshkosh B Gosh Cl A	95 shares		1,758
Osteotech Inc.	75 shares		356
Owens Corning	957 shares		778
Oxford Inds. Inc.	100 shares		1,525
PVF Capital Corp.	320 shares		3,040
Palm Inc.	348 shares		9,853
Panaco Inc.	1,000 shares		3,125

The Geon Retirement Savings Plan

EIN: 34-1730488 Plan No.: 001

Schedule H, Line 4(i)—Schedule of Assets

(Held at End of Year) (continued)

	Description of Investment
	Including Maturity Date,
Identity of Issue, Borrower,	Rate of Interest, Par or		Current
Lessor or Similar Party	Maturity Value	Cost**	Value

Common Stocks (continued)
Paradyne Networks Inc.	100 shares		181
Parametric Tech. Corp.	250 shares		3,359
Penney J C Inc.	306 shares		3,328
Pennzoil Quaker St. Co.	100 shares		1,287
Peoplesoft Inc.	200 shares		7,438
Pep Boys Manny Moe & Jack	200 shares		725
Pepsico Inc.	700 shares		34,694
Peregrine Pharmaceuticals	1,200 shares		1,126
Petsmart Inc.	200 shares		575
Pfizer Inc.	2,010 shares		92,460
Pharmacia Corp.	857 shares		52,277
Philip Morris Cos.	1,175 shares		51,700
Planet Hollywood Intl. Inc.	500 shares		–
Plug Power Inc.	180 shares		2,644
Plum Creek Timber Co. Inc.	1,100 shares		28,600
Polyone Corp.	4,800 shares		28,200
Power Integrations Inc.	400 shares		4,600
Power-One Inc.	83 shares		3,263
President Casinos Inc.	500 shares		109
Proctor & Gamble Co.	863 shares		67,692
Prodigy Communications Corp.	105 shares		158
Progress Energy Inc.	250 shares		12,297
Providian Finl. Corp.	50 shares		2,875
Proxim Inc.	100 shares		4,300
Proxy Med Inc.	1,450 shares		1,812
PSI Net Inc.	600 shares		431
Ologic Corp.	300 shares		23,100
Qualcomm Inc.	1,079 shares		88,681
Q Med Inc.	4,950 shares		25,062

The Geon Retirement Savings Plan

EIN: 34-1730488 Plan No.: 001

Schedule H, Line 4(i)—Schedule of Assets

(Held at End of Year) (continued)

	Description of Investment
	Including Maturity Date,
Identity of Issue, Borrower,	Rate of Interest, Par or		Current
Lessor or Similar Party	Maturity Value	Cost**	Value

Common Stocks (continued)
Quintiles Transnational Corp.	125 shares		2,617
Qwest Comm. Intl. Inc.	700 shares		28,612
QXL Ricardo Plc	4 shares		10
RTI Intl. Metals	500 shares		7,156
RMH Teleservices Inc.	1,675 shares		15,494
RF Micro Devices Inc.	678 shares		18,603
Rambus Inc.	85 shares		3,071
Raytheon Co. Cl A	29 shares		841
Raytheon Co Cl B	300 shares		9,319
Realnetworks Inc.	200 shares		1,738
Reliant Energy Inc.com.	300 shares		12,994
Repligen Corp.	2,759 shares		9,312
Rentech Inc.	15,600 shares		17,550
Rite Aid Corp.	5,829 shares		13,844
Rockwell Intl. Corp.com	135 shares		6,429
Rogue Wave Software	150 shares		562
Rohm & Haas Co.	400 shares		14,525
Royal Group Tech. Ltd.	700 shares		8,707
SBC Communications	320 shares		15,280
Safescience Inc.	200 shares		238
Safety Kleen Corp.	5,033 shares		377
Salton/ Maxim House-Wares 1	50 shares		1,034
SAP AG DM 5 Par Spon Adr	100 shares		3,369
Schlumberger Limited	400 shares		31,975
Schwab Charles Corp.	217 shares		6,157
Scientific Atlanta	200 shares		6,513
Scios Inc.	170 shares		3,921
Sears Roebuck & Co.	423 shares		14,699
Sensar Corp.	150 shares		66

The Geon Retirement Savings Plan

EIN: 34-1730488 Plan No.: 001

Schedule H, Line 4(i)—Schedule of Assets

(Held at End of Year) (continued)

	Description of Investment
	Including Maturity Date,
Identity of Issue, Borrower,	Rate of Interest, Par or		Current
Lessor or Similar Party	Maturity Value	Cost**	Value

Common Stocks (continued)
Sicor Inc.	176 shares		2,541
Siebel Systems Inc.	250 shares		16,906
Silicon Graphics Inc.	900 shares		3,600
Silicon Storage Tech. Inc.	100 shares		1,181
Silverleaf Resorts Inc.	2,700 shares		6,777
Smartire Systems Inc.	1,000 shares		2,125
Solectron Corp.	1,000 shares		33,900
Solutia Inc.	1 share		12
Sonicblue Inc.com.	60 shares		247
Sony Corp. Adr.	100 shares		6,950
Southwest Airlines Co.	394 shares		13,211
Sovereign Bancorp Inc.	650 shares		5,281
Staples Inc.	345 shares		4,075
Steris Corp.	1,784 shares		28,767
Sun Microsystems Inc.	6,770 shares		188,714
Sun Television & Appliances Inc.	9,500 shares		9
Suncor Energy Inc.	45 shares		1,156
Sunrise Technologies Intl.	11,038 shares		19,659
Superconductor Technolog	140 shares		507
Sycamore Networks Inc.	190 shares		7,077
Syntroleum Corp.	200 shares		3,400
Sysco Corp.	170 shares		5,100
Taiwan Semiconductor	257 shares		4,433
Taro Pharmaceuticals	300 shares		9,319
Technitrol Inc.	280 shares		11,515
Tellabs Inc.	281 shares		15,876
Terex Corp.	1,000 shares		16,188
Terra Networks SA Adr	645 shares		6,813
Tesoro Petroleum	100 shares		1,162

The Geon Retirement Savings Plan

EIN: 34-1730488 Plan No.: 001

Schedule H, Line 4(i)—Schedule of Assets

(Held at End of Year) (continued)

	Description of Investment
	Including Maturity Date,
Identity of Issue, Borrower,	Rate of Interest, Par or		Current
Lessor or Similar Party	Maturity Value	Cost**	Value

Common Stocks (continued)
Texaco Inc.	170 shares		10,561
Texas Instruments Inc.	971 shares		46,001
3Com Corp.	100 shares		850
Three Five Sys Inc.	100 shares		1,800
Tidel Tech Inc.	1,500 shares		8,625
Timeline Inc.	1,000 shares		1,156
Titan Corp.	1,250 shares		20,312
Tommy Hilfiger Corp.	1,500 shares		14,719
Tower Automotive Inc.	2,100 shares		18,900
Town & Country Corp.	12,000 shares		12
Trans World Airlines Inc.	1,100 shares		1,155
Transocean Sedco Forex Inc.	19 shares		874
Transtexas Gas Corp.	1,000 shares		–
Transtexas Gas Corp.	5 shares		61
Tricon Global Restaurants Inc.	167 shares		5,511
Turbodyne Technologies Co.	200 shares		20
Tut Sys Inc.com.	60 shares		495
Tyco Intl. Ltd.	1,441 shares		79,975
USG Corp. Com.	100 shares		2,250
Union Pacific Corp.	250 shares		12,687
Union Planters Corp.	250 shares		8,937
Unisys Corp.	200 shares		2,925
United Amern. Healthcare Co.	125 shares		234
United Parcel Svc. Inc. Cl B	890 shares		52,287
Utah Med. Products Inc.	1,000 shares		7,500
Vasogen Inc.	200 shares		1,275
Vencor Inc.	600 shares		30
Ventas Inc.	100 shares		562
Ventro Corp.com.	100 shares		100

The Geon Retirement Savings Plan

EIN: 34-1730488 Plan No.: 001

Schedule H, Line 4(i)—Schedule of Assets

(Held at End of Year) (continued)

	Description of Investment
	Including Maturity Date,
Identity of Issue, Borrower,	Rate of Interest, Par or		Current
Lessor or Similar Party	Maturity Value	Cost**	Value

Common Stocks (continued)
Verisign Inc.	410 shares		30,417
Verizon Communications	100 shares		5,012
Verticalnet Inc.	248 shares		1,651
Viatel Inc.	200 shares		744
Vical Inc.	200 shares		3,700
Vignette Corp.	350 shares		6,300
Vishay Intertech Inc.	50 shares		756
Vista Eyecare Inc.	840 shares		–
Visteon Corp.com.	279 shares		3,208
Vitesse Semiconductor Corp.	100 shares		5,531
Vitria Tech Inc.	500 shares		3,875
Vodafone Group Plc	100 shares		3,581
Wabash National Corp.	400 shares		3,450
Wabtec	120 shares		1,410
Wackenhut Correction Corp.	300 shares		2,212
Wal Mart Stores Inc.	3,333 shares		177,066
Walgreen Company	884 shares		36,963
Walker Interactive Sys. Inc.	150 shares		202
Washington Group, Intl. Inc.	264 shares		2,162
Waste Management Inc.	700 shares		19,425
Wavo Corp.	200 shares		4
WEBMD Corp.	62 shares		492
Wells Fargo & Co.	250 shares		13,922
Wink Communications Inc.	2,067 shares		12,402
Wolverine World Wide	100 shares		1,525
Worldcom Inc.	4,764 shares		66,996
Xcelera.com Inc.	856 shares		3,157
XO Communications Inc C Cl A	128 shares		2,280
Xilinx Inc.	50 shares		2,306

The Geon Retirement Savings Plan

EIN: 34-1730488 Plan No.: 001

Schedule H, Line 4(i)—Schedule of Assets

(Held at End of Year) (continued)

	Description of Investment
	Including Maturity Date,
Identity of Issue, Borrower,	Rate of Interest, Par or		Current
Lessor or Similar Party	Maturity Value	Cost**	Value

Common Stocks (continued)
Xircom	35 shares		542
Xerox Corp.	1,400 shares		6,475
Yahoo Inc.	272 shares		8,177
Zap.com Corp.	4 shares		1
Zebra Technologies Corp.	200 shares		8,159
Zenith Electronics	300 shares		–
Zomax Optical Media Inc.	850 shares		3,878

			5,288,392

Corporate Bonds
Lehman Brothers Holdings Sr Notes 7.87%	52,000 par		53,908
JCPenney Inc Notes 7.375%	45,000 par		25,883
Sears Roebuck Acceptance Bonds 6.25%	55,000 par		50,998

			130,789

Common Trust Funds
State Street Bank*	Selection Fund;
	33,774,107 units		33,774,107
State Street Bank*	Flagship S&P 500 Index Fund;
	192,467 units		43,368,143
State Street Bank*	Short-Term Investment Fund;
	1,754,249 units	$1,754,249	1,754,249
State Street Bank*	S&P Midcap Index Fund;
	5,206 units		298,148
State Street Bank*	Daily Bond Market Fund;
	89,478 units		1,614,181
State Street Bank*	SSB Daily EAFE;
	100,198 units		1,127,830

			81,936,658

The Geon Retirement Savings Plan

EIN: 34-1730488 Plan No.: 001

Schedule H, Line 4(i)—Schedule of Assets

(Held at End of Year) (continued)

	Description of Investment
	Including Maturity Date,
Identity of Issue, Borrower,	Rate of Interest, Par or		Current
Lessor or Similar Party	Maturity Value	Cost**	Value

Shares of Registered Investment Companies
Pimco Funds PAC Investment Management	25,382 shares		263,716
Invesco Income Fund	310,365 shares		1,598,379
Selected American	34,594 shares		1,222,205
Euro PAC Growth Fund	21,280 shares		667,139
John Hancock Small Cap Value	67,655 shares		1,270,564
Fidelity Int’l Value	786 shares		10,465
Fidelity US Bond Index	2,138 shares		22,646
Fidelity Small Cap. Stock	1,004 shares		13,557
Fidelity Capital Appreciation	371 shares		8,248
Fidelity Stock Selector	652 shares		16,194
Fidelity Asset Manager	3,171 shares		53,331
Fidelity Asset Manager Growth	1,461 shares		23,243
Fidelity Contrafund	315 shares		15,512
Fidelity Utilities	534 shares		8,598
Fidelity Mid Cap Stock	1,976 shares		51,504
Fidelity Equity Income Ii	4,828 shares		115,192
Fidelity Convertible Securities	2,329 shares		48,393
Fidelity Retirement Growth	1,263 shares		27,805
Spartan High Income	6,329 shares		59,809
Fidelity Fund	508 shares		16,652
Fidelity Contrafund II	996 shares		11,443
Fidelity Magellan	1,280 shares		152,673
Fidelity Growth Company	3,953 shares		282,381
Fidelity Emerging Growth	1,111 shares		40,167
Fidelity Puritan	7,297 shares		137,407
Fidelity Low Priced Stock	1,080 shares		24,959

The Geon Retirement Savings Plan

EIN: 34-1730488 Plan No.: 001

Schedule H, Line 4(i)—Schedule of Assets

(Held at End of Year) (continued)

	Description of Investment
	Including Maturity Date,
Identity of Issue, Borrower,	Rate of Interest, Par or		Current
Lessor or Similar Party	Maturity Value	Cost**	Value

Shares of Registered Investment Companies (continued)
Fidelity OTC Port	354 shares		14,534
Fidelity Growth & Income	183 shares		7,701
Fidelity Blue Chip Growth	1,310 shares		67,508
Fidelity Dividend Growth	717 shares		21,467
Fidelity Select Technology	665 shares		58,981
Fidelity Select Health Care	136 shares		20,355
Fidelity Select Natural Gas	2,703 shares		65,720
Fidelity Select Insurance	495 shares		25,628
Fidelity Select Develop Communications	263 shares		7,784
Fidelity Select Construction & Housing	43 shares		958
Fidelity Select Regional Banks	75 shares		2,506
Fidelity Select Energy Service	1,877 shares		70,287
Fidelity Select Biotechnology	656 shares		56,957
Fidelity Select Defense & Aerospace	459 shares		19,595
Fidelity Select Money Market	12,212 shares		12,212
Fidelity Select Telecomm	110 shares		5,520
Fidelity Select Food & Agricultural	537 shares		25,596
Fidelity Select Brokerage & Investment	801 shares		42,559
Fidelity Select Electronics	1,225 shares		70,752
Fidelity Select Computers	263 shares		13,741
Fidelity Export & Multinational	5,501 shares		92,849
Fidelity Value	438 shares		20,304
Aim Small Cap Growth Class	1,039 shares		29,766
Ami Value Class B	2,025 shares		24,181
Alliance Technology Class B	77 shares		6,547
American Century Benham Target	474 shares		15,501
American Century Income & Growth	1,956 shares		59,047

The Geon Retirement Savings Plan

EIN: 34-1730488 Plan No.: 001

Schedule H, Line 4(i)—Schedule of Assets

(Held at End of Year) (continued)

	Description of Investment
	Including Maturity Date,
Identity of Issue, Borrower,	Rate of Interest, Par or		Current
Lessor or Similar Party	Maturity Value	Cost**	Value

Shares of Registered Investment Companies (continued)
American Century 20th Century	1,576 shares		37,818
American Century 20th Century	267 shares		4,088
American Century 20th Century	1,398 shares		45,237
American Century 20th Century	177 shares		1,930
Amerindo Technology	192 shares		2,247
Artisan International	1,620 shares		35,468
Artisan Mid Cap	172 shares		4,569
BT Advisor Equity 500 Index A	31 shares		4,717
BT Investment International	184 shares		4,661
Baron Asset	376 shares		20,448
Baron Small Cap Fund	212 shares		3,066
Berger Growth & Inc Retail	370 shares		5,506
Berger Growth Fund	389 shares		4,796
Berger Small Co Growth Retail	6,267 shares		30,017
Berger New Gen Retail	910 shares		14,506
Berkshire Focus Fund	1,111 shares		37,179
Bridgeway Aggressive Growth	1,005 shares		43,609
Columbia Real Estate Equity	2,872 shares		51,378
Davis New York Venture	378 shares		10,853
Dodge & Cox Stock	433 shares		41,904
Dreyfus Founders Discover	762 shares		26,488
Dreyfus Founders Passport	90 shares		1,277
Evergreen Foundation	367 shares		6,763
Excelsior Energy & Natural	199 shares		3,203
Excelsior Income Business	80 shares		2,696
Fidelity Advisory Growth Opportunities	982 shares		33,524
First Eagle Fund of America	1,060 shares		21,703

The Geon Retirement Savings Plan

EIN: 34-1730488 Plan No.: 001

Schedule H, Line 4(i)—Schedule of Assets

(Held at End of Year) (continued)

	Description of Investment
	Including Maturity Date,
Identity of Issue, Borrower,	Rate of Interest, Par or		Current
Lessor or Similar Party	Maturity Value	Cost**	Value

Shares of Registered Investment Companies (continued)
First Eagle Sogen Global	119 shares		2663
Firsthand Technology Value	775 shares		57,601
Firsthand Technology Lead	494 shares		16,721
Firsthand Technology Innovation	168 shares		3,891
Firsthand E-Commerce	627 shares		4,158
Firsthand Communications	680 shares		5,770
Firsthand Global Technology	1,004 shares		8,782
Franklin Biotech Discovery	443 shares		32,328
Fremont US Micro Capital	1,552 shares		40,897
Gabelli GLBL Inter-Active Co	1,242 shares		25,305
Galaxy Utility Index	663 shares		11,703
Gam International Class A	284 shares		5,686
Growth Fund of America	513 shares		13,880
Harbor Bond	392 shares		4,404
Harbor Capital Appreciation	1,997 shares		71,064
Oakmark Select	2,815 shares		60,945
The Internet Fund	245 shares		5,905
Invesco Blue Chip Growth	48 shares		247
Invesco Energy	562 shares		11,738
Invesco Health Sciences	229 shares		13,586
Invesco Leisure	133 shares		4,873
Invesco Technology	45 shares		2,698
Invesco Financial Services	198 shares		6,404
Invesco Telecomm	2,050 shares		74,378
Invesco High Yield Bond	201 shares		1,025
Investec Wired Index	251 shares		4,621
Investec Wireless World	283 shares		2,191
Investment Company of America	490 shares		15,215

The Geon Retirement Savings Plan

EIN: 34-1730488 Plan No.: 001

Schedule H, Line 4(i)—Schedule of Assets

(Held at End of Year) (continued)

	Description of Investment
	Including Maturity Date,
Identity of Issue, Borrower,	Rate of Interest, Par or		Current
Lessor or Similar Party	Maturity Value	Cost**	Value

Shares of Registered Investment Companies (continued)
Janus Fund	8,748 shares		291,230
Janus Growth & Income	2,477 shares		87,573
Janus Worldwide	5,914 shares		336,280
Janus Twenty	1,362 shares		74,627
Janus Orion Fund	338 shares		2,373
Janus Strategic Value Fund	3,591 shares		37,779
Janus Global Technology	3,854 shares		77,925
Janus Global Life Sciences	3,034 shares		65,074
Janus Special Situations	2,593 shares		45,873
Janus Equity Income	218 shares		4,496
Janus Olympus	2,140 shares		88,041
Janus Enterprises	2,297 shares		122,353
Janus Overseas	3,405 shares		90,366
Janus Mercury	3,444 shares		102,185
Janus Balanced	3,595 shares		76,358
John Hancock Small Cap Growth	721 shares		8,260
Kauffman Fund	13,664 shares		60,529
Liberty Acorn Class Z	1,649 shares		28,372
Longleaf Partners	3,048 shares		69,216
Longleaf International	2,019 shares		25,432
Loomis Sayles Bond	3,362 shares		37,181
Loomis Sayles Aggressive Growth	518 shares		16,833
Marsico Focus	1,970 shares		33,938
Marsico Growth and Income	1,799 shares		31,786
Matthews Intl FDS Korea Fund	1,695 shares		3,797
Mercury Low Duration Class	2,625 shares		25,751
Midas Fund	1,739 shares		1,461
Millennium Growth	103 shares		1,141

The Geon Retirement Savings Plan

EIN: 34-1730488 Plan No.: 001

Schedule H, Line 4(i)—Schedule of Assets

(Held at End of Year) (continued)

	Description of Investment
	Including Maturity Date,
Identity of Issue, Borrower,	Rate of Interest, Par or		Current
Lessor or Similar Party	Maturity Value	Cost**	Value

Shares of Registered Investment Companies (continued)
Monument Internet	206 shares		1,462
Munder Net Net Class C	29 shares		1,001
Munder Net Net Class A	339 shares		11,765
Mutual Series Beacon Class	5,616 shares		75,141
Neuberer & Berman Focus	443 shares		12,917
Neuberger Berman Focus Fund	119 shares		4,671
New Perspective	538 shares		12,934
White Oak Growth Stock	1,557 shares		98,173
Pin Oak Aggressive Stock	354 shares		16,436
Red Oak Technology Select	816 shares		17,782
PBHG Growth	196 shares		6,088
PBHG Large Cap Growth	644 shares		18,749
PBHG Select Equity	2,268 shares		93,524
PBHG Tech & Communication	1,416 shares		48,736
PBHG Strategic Small Company	511 shares		7,788
PBHG Large Cap 20	1,378 shares		34,716
Pimco Total Return	2,568 shares		26,676
Pimco High Yield	128 shares		1,247
Phoenix-Engemann Focus Growth	384 shares		7,943
Phoenix-Seneca Strat Theme	589 shares		8,009
Pilgrim Troika Dialog Russia	1,099 shares		6,086
T Rowe Price Media & Teleco	189 shares		4,083
Putnam Global Growth Class	1,861 shares		20,287
Putnam International New	103 shares		1,314
Putnam Classic Equity Class	1,100 shares		14,180
Putnam International Voyage	78 shares		1,716
Putnam OTC & Emerging Growth	184 shares		2,564
Putnam International Growth	873 shares		21,109

The Geon Retirement Savings Plan

EIN: 34-1730488 Plan No.: 001

Schedule H, Line 4(i)—Schedule of Assets

(Held at End of Year) (continued)

	Description of Investment
	Including Maturity Date,
Identity of Issue, Borrower,	Rate of Interest, Par or		Current
Lessor or Similar Party	Maturity Value	Cost**	Value

Shares of Registered Investment Companies (continued)
Dresdner RCM Global Technology	86 shares		4,336
Dresdner RCM Global Health	2,243 shares		55,169
Dresdner RCM Biotechnology	753 shares		27,385
RS Emerging Growth	246 shares		10,836
RS Value Plus and Growth	797 shares		19,616
Reynolds Blue Chip Growth	248 shares		12,166
T Rowe Price Equity Income	2,434 shares		60,047
T Rowe Price Blue Chip Growth	699 shares		23,646
T Rowe Price Growth & Income	982 shares		23,994
T Rowe Price Mid Cap Growth	134 shares		5,333
T Rowe Price New Era	260 shares		6,316
T Rowe Price International	2,642 shares		38,266
T Rowe Price European Stock	1,198 shares		24,727
T Rowe Price Science & Tech	169 shares		5,996
Rydex Nova Fund	477 shares		15,814
Rydex OTC Fund	12,748 shares		215,577
Rydex Biotechnology Inv	959 shares		28,582
SSGA Money Market Fund	1,808,417 shares		1,808,417
SSGA Emerging Markets	392 shares		3,455
SSGA Growth & Income	604 shares		13,257
SSGA S&P 500 Index	190 shares		4,143
Safeco Equity	220 shares		4,540
Scudder Greater Europe Growth	289 shares		8,980
Scudder Healthcare	463 shares		10,801
Selected American shares	873 shares		30,860
Seligman Communications & Info	767 shares		19,410
SIT US Gov’t Securities	2,490 shares		26,098
Sound Shore Fund Inc.	170 shares		5,724

The Geon Retirement Savings Plan

EIN: 34-1730488 Plan No.: 001

Schedule H, Line 4(i)—Schedule of Assets

(Held at End of Year) (continued)

	Description of Investment
	Including Maturity Date,
Identity of Issue, Borrower,	Rate of Interest, Par or		Current
Lessor or Similar Party	Maturity Value	Cost**	Value

Shares of Registered Investment Companies (continued)
Spectra Fund Inc.	2,277 shares		19,266
Strong Income High Yield Bond	4,248 shares		38,065
Strong Growth	1,848 shares		49,989
Strong Growth 20	125 shares		3,147
Strong Enterprise	685 shares		19,446
Strong American Utilities	109 shares		1,914
Strong Gov’t Securities Income	2,667 shares		28,248
Strong Opportunity Fund	783 shares		33,149
Templeton World Fund CL I	163 shares		2,686
Templeton Foreign	246 shares		2,544
Templeton Growth Class I	2,683 shares		49,346
Third Value Fund	714 shares		25,853
Transamerica Premier Equity	637 shares		13,231
Tweedy Brown Global Value	632 shares		12,633
Van Kampen Technology CL B	461 shares		6,903
Van Wagoner Income Emerging	224 shares		6,782
Van Wagoner Income Mid-Cap	317 shares		6,425
Van Wagoner Income Post	1,315 shares		34,871
Vanguard US Growth Portfolio	172 shares		4,759
Vanguard Growth & Income	1,445 shares		46,329
Vanguard Balanced Index	1,029 shares		19,643
Vanguard Admiral Short Term	2,562 shares		25,952
Vanguard/ Primecap	430 shares		25,949
Vanguard Bond Index Total	6,487 shares		64,614
Vanguard GNMA Fixed Income	2,583 shares		26,447
Vanguard Index Trust S&P 500	720 shares		87,739
Vanguard Index Trust Exten	777 shares		20,676
Vanguard Total Stock Mark	1,205 shares		35,268

The Geon Retirement Savings Plan

EIN: 34-1730488 Plan No.: 001

Schedule H, Line 4(i)—Schedule of Assets

(Held at End of Year) (continued)

	Description of Investment
	Including Maturity Date,
Identity of Issue, Borrower,	Rate of Interest, Par or		Current
Lessor or Similar Party	Maturity Value	Cost**	Value

Shares of Registered Investment Companies (continued)
Vanguard Value Index	101 shares		2,310
Warburg Pincus Major Foreign	199 shares		2,484
Warburg Pincus Japan Growth	210 shares		1,464
Warburg Pincus Capital Appreciation	959 shares		22,670
Warburg Pincus Global Tele	528 shares		22,269
Weitz Value	3,689 shares		129,911
Wright Equifund Mexico	427 shares		2,444
Wright International Blue C	108 shares		1,639

			13,862,951

Other
NASDAQ 100 Tr Unit Ser. 1	200 shares		53,413
Hyde Marine Inc. New WTS CL	5 units		3
MFN Finl Corp. WT Ser. A Exp 03	17 units		1
MFN Finl Corp. WT Ser. B Exp 03	17 units		–
MFN Finl Corp. WT Ser. C Exp 03	17 units		–
Transtexas Gas Corp. WTS EX	10 units		–

			53,417

Real Estate Trust
Borden Chemical & Plastics L	400 units		250
Camden PPTY TR SH Ben Int.	200 units		6,700
Cedar Fair L P Dep. Unit	300 units		5,505
Crescent Real Estate Equities	300 units		6,675
National Golf PPTYS Inc.	200 units		4,113
Transcontinental Realty Inv.	250 units		2,219

			25,462

The Geon Retirement Savings Plan

EIN: 34-1730488 Plan No.: 001

Schedule H, Line 4(i)—Schedule of Assets

(Held at End of Year) (continued)

	Description of Investment
	Including Maturity Date,
Identity of Issue, Borrower,	Rate of Interest, Par or		Current
Lessor or Similar Party	Maturity Value	Cost**	Value

Participant Loans*	At interest rates ranging
	from 6.5% to 9.5%		$3,972,179

Total assets held for investment purposes			$155,269,848

*	Indicates party-in-interest to the Plan.

**	Historical cost provided only for nonparticipant-directed investments.

The Geon Retirement Savings Plan

EIN: 34-1730488 Plan No.: 001

Schedule H, Line 4(j)—Schedule of Reportable Transactions

For the Year Ended December 31, 2000

				Current Value
				of Assets on
	Purchase	Selling	Cost of	Transaction	Net Gain
Description of Assets	Price	Price	Assets	Date	(Loss)

Category (i)—Single transactions in excess of 5% of plan assets
The Geon Company*
Common Stock		$65,580,375	$65,580,375	$65,580,375	$—
PolyOne Corporation*
Common Stock	$65,580,375		65,580,375	65,580,375

Category (iii)—Series of transactions in excess of 5% of plan assets
PolyOne Corporation*
Common Stock	70,513,515		70,513,515	70,513,515
		1,284,128	1,882,127	1,284,128	(597,999)
The Geon Company*
Common Stock	13,043,776		13,043,776	13,043,776
		68,319,175	68,225,654	68,319,175	93,521
State Street Bank*
Short-Term Investment Fund	18,635,381		18,635,381	18,635,381
		18,520,912	18,520,912	18,520,912	—

*Indicates party-in-interest to the Plan.

There were no category (ii) or (iv) reportable transactions during 2000.